SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                        (Date of earliest event reported)
                               September 30, 1997
                              (September 17, 1997)


                                 ATLAS AIR, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-25732                                         84-1207329
(Commission File Number)                    (IRS Employer Identification No.)


538 COMMONS DRIVE, GOLDEN, COLORADO                         80401
(Address of principal executive offices)                 (Zip code)


                          Registrant's telephone number
                       including area code (303) 526-5050




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ITEM 5.  OTHER EVENTS.

     On September 17, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

     99.1 Press release dated September 17, 1997





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ATLAS AIR, INC.



                                 By:  /s/ Nesa E. Hassanein
                                     ------------------------------
                                 Name:   Nesa E. Hassanein
                                 Title:  Senior Vice President
                                           and General Counsel

Date:  September 30, 1997




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


                                  EXHIBIT INDEX


NUMBER          DESCRIPTION

99.1            Press release dated September 17, 1997.





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